Commitments, Contingencies and Guarantees	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments, Contingencies and Guarantees

3. Commitments, Contingencies and Guarantees

Restructuring of Agreements with The Boeing Company and Amendment of Agreement with Airbus S.A.S.

American entered into an agreement on January 11, 2013 (the Restructuring Agreement) with Boeing that provides for the assumption and restructuring of certain existing aircraft purchase agreements (the Restructured Aircraft Purchase Agreements) between Boeing and American, the entering into of a definitive purchase agreement (the MAX purchase agreement) with respect to Boeing 737 MAX aircraft (the MAX aircraft), certain financing commitments for the Boeing 787 aircraft (the 787 aircraft) and certain Boeing 737-8 aircraft (the 737 aircraft), the assumption of certain other aircraft spare parts, support and services agreements, and a comprehensive settlement of the relationship among American and its affiliates and Boeing and certain affiliates of Boeing, including all claims asserted by Boeing and such affiliates in the Chapter 11 Cases, with certain limited exceptions.

The Bankruptcy Court issued an order on January 23, 2013 approving the Restructuring Agreement, assumption of the Restructured Aircraft Purchase Agreements, and the MAX purchase agreement. The Restructured Aircraft Purchase Agreements provide for the substitution of 787-8 aircraft for certain 787-9 aircraft, an accelerated delivery schedule for the 787 aircraft with deliveries scheduled to commence in November 2014 and continue in each calendar year through September 2018, and the confirmation of the purchase of the Boeing 787 aircraft, which previously had been subject to certain reconfirmation rights. Under the Restructured Aircraft Purchase Agreements, American will have the option to purchase 40 737 aircraft, 13 777 aircraft and 58 787 aircraft.

Pursuant to the Restructuring Agreement, American entered into the MAX purchase agreement pursuant to which American will acquire 100 MAX aircraft, equipped with new, more fuel efficient engines. The MAX purchase agreement constitutes the definitive purchase agreement contemplated by, and supersedes, the agreement entered into by American and Boeing on July 19, 2011 (the 2011 MAX order) that provided for the commitment of American to purchase such MAX aircraft (referred to in the 2011 MAX order as 737RE aircraft). The 2011 MAX order was subject to a number of contingencies, including the parties entering into a definitive purchase agreement and Boeing’s approval of the launch of the Boeing 737 re-engined aircraft program, which was approved in August, 2011. Under the MAX purchase agreement, MAX aircraft are scheduled to be delivered to American in each of the years 2018 through 2022. In addition, under the MAX purchase agreement, American will have the option to purchase 60 additional MAX aircraft in the years 2020-2025.

American also, on January 11, 2013, entered into an amendment to the A320 Family Aircraft Purchase Agreement with Airbus, dated July 20, 2011 (the Airbus Amendment) specifying the scheduled delivery months of certain aircraft and revising the date by which American must notify Airbus of the engine selection of certain aircraft types. The Airbus Amendment became effective on January 23, 2013, when the Court entered an order approving assumption of the A320 Family Purchase Agreement. Agreements pursuant to which Airbus agreed to providing financing for the purchase of certain aircraft also were assumed.

American had total aircraft acquisition commitments as of March 31, 2013 as follows:

		Boeing				Airbus
		737 Family	737 MAX	777-300 ER	787 Family	A320 Family	A320 NEO	Total
Remainder of 2013	Purchase	22	—	5	—	—	—	27
	Lease	—	—	—	—	20	—	20
2014	Purchase	16	—	6	2	—	—	24
	Lease	4	—	—	—	35	—	39
2015	Purchase	—	—	2	11	—	—	13
	Lease	20	—	—	—	30	—	50
2016	Purchase	—	—	2	13	—	—	15
	Lease	20	—	—	—	25	—	45
2017	Purchase	—	—	—	9	—	10	19
	Lease	20	—	—	—	20	—	40
2018 and beyond	Purchase	—	100	—	7	—	120	227
	Lease	—	—	—	—	—	—	—

Total	Purchase	38	100	15	42	—	130	325
	Lease	64	—	—	—	130	—	194

As of March 31, 2013, and subject to assumption of certain of the related agreements, payments for the above purchase commitments and certain engines will approximate $1.6 billion in the remainder of 2013, $1.9 billion in 2014, $1.7 billion in 2015, $2.1 billion in 2016, $2.1 billion in 2017, and $12.6 billion for 2018 and beyond. These amounts are net of purchase deposits currently held by the manufacturers. American has granted Boeing a security interest in American’s purchase deposits with Boeing. The Company’s purchase deposits totaled $721 million as of March 31, 2013.

As of March 31, 2013, and subject to assumption of certain of the related agreements, total future lease payments for all leased aircraft, including aircraft not yet delivered, will approximate $624 million in the remainder of 2013, $945 million in 2014, $1.2 billion in 2015, $1.4 billion in 2016, $1.6 billion in 2017, and $11.7 billion in 2018 and beyond.

In 2010, American and Japan Airlines (JAL) entered into a Joint Business Agreement (JBA) under which, amongst other things, American provided JAL a guarantee of certain minimum incremental revenue resulting from the successful operation of the joint business for the first three years following its implementation (which period will end June 30, 2015), subject to certain terms and conditions. The amount required to be paid by the Company under the guarantee in any one of such years may not exceed $100 million, and is reduced if capacity for one of such years is less than a defined base year period capacity. Based on current Trans-Pacific capacity, the guarantee in any one of such years may not exceed approximately $85 million. As of March 31, 2013, based on an expected probability model, American had a recorded guarantee liability that is not material.

Capacity Purchase Agreements with Third Party Regional Airlines

During 2012, American entered into capacity purchase agreements with SkyWest Airlines, Inc. (SkyWest) and with ExpressJet Airlines, Inc. (ExpressJet), both wholly owned subsidiaries of SkyWest, Inc., to provide 50-seat regional jet feed. Both airlines operate the services under the American Eagle® brand. SkyWest began service from Los Angeles International Airport on November 15, 2012, and ExpressJet began service from Dallas-Ft. Worth International Airport on February 14, 2013. In addition, Chautauqua Airlines, Inc. (Chautauqua) continues to operate under the brand AmericanConnection® under a capacity purchase agreement with American.

On January 23, 2013, American entered into a 12 year capacity purchase agreement with Republic Airline Inc. (Republic), a subsidiary of Republic Airways Holdings, to provide large regional jet flying. Through the agreement, Republic will acquire 47 Embraer E-175 aircraft featuring a two-class cabin with 12 first class seats and 64 seats in the main cabin. The aircraft, which will fly under the American Eagle® brand, will phase into operation at approximately two to three aircraft per month beginning in mid-2013. All 47 aircraft are expected to be in operation by the first quarter of 2015.

As of March 31, 2013, American’s minimum fixed obligations under its capacity purchase agreements with third party regional airlines were approximately $257 million in the remainder of 2013, $521 million in 2014, $670 million in 2015, $676 million in 2016, $520 million in 2017 and $4.4 billion in 2018 and beyond. These obligations contemplate minimum levels of flying by the third party airlines under the respective agreements and also reflect assumptions regarding certain costs associated with the minimum levels of flying such as the cost of fuel, insurance, catering, property tax and landing fees. Accordingly, actual payments under these agreements could differ materially from the minimum fixed obligations set forth above.

Other

As a result of the filing of the Chapter 11 Cases, attempts to prosecute, collect, secure or enforce remedies with respect to prepetition claims against the Debtors are subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code, except in such cases where the Bankruptcy Court has entered an order modifying or lifting the automatic stay. Notwithstanding the general application of the automatic stay described above, governmental authorities, both domestic and foreign, may determine to continue actions brought under their regulatory powers. Therefore, the automatic stay may have no effect on certain matters, and the Debtors cannot predict the impact, if any, that its Chapter 11 Cases might have on its commitments and obligations.

5. Commitments, Contingencies and Guarantees

Aircraft Acquisition Commitments

American had total aircraft acquisition commitments as of December 31, 2012 as follows:

		Boeing			Airbus
		737 Family	777-200ER	777-300ER	A320 Family	A320 NEO	Total
2013	Purchase	31	—	8	—	—	39
	Lease	—	—	—	20	—	20
2014	Purchase	5	1	5	—	—	11
	Lease	15	—	—	35	—	50
2015	Purchase		2	—	—	—	2
	Lease	20	—	—	30	—	50
2016	Purchase	—	2	—	—	—	2
	Lease	20	—	—	25	—	45
2017	Purchase	—	—	—	—	10	10
	Lease	20	—	—	20	—	40
2018 and beyond	Purchase	—	—	—	—	120	120
	Lease	—	—	—	—	—	—

Total	Purchase	36	5	13	—	130	184
	Lease	75	—	—	130	—	205

The assumption of certain agreements related to the Company’s aircraft commitments is subject to collaboration with the Company’s key stakeholders and, in some instances, approval of the Bankruptcy Court. The Company cannot predict what the outcome of these discussions and the Bankruptcy Court process will be.

As of December 31, 2012, and subject to assumption of certain of the related agreements, payments for the above purchase commitments and certain engines will approximate $2.1 billion in 2013, $1.0 billion in 2014, $314 million in 2015, $355 million in 2016, $745 million in 2017 and $6.6 billion for 2018 and beyond. These amounts are net of purchase deposits currently held by the manufacturers. American has granted Boeing a security interest in American’s purchase deposits with Boeing. The Company’s purchase deposits totaled $710 million as of December 31, 2012.

As of December 31, 2012, and subject to assumption of certain of the related agreements, total future lease payments for all leased aircraft, including aircraft not yet delivered, will approximate $727 million in 2013, $889 million in 2014, $1.1 billion in 2015, $1.4 billion in 2016, $1.6 billion in 2017 and $11.3 billion in 2018 and beyond. Certain leases provide for rent adjustments based on forumulae tied to changes in interest rates.

In February 2013, American entered into agreements with Boeing that provide for, among other things, the assumption and restructuring of certain existing aircraft purchase agreements, the entering into of a definitive purchase agreement with respect to Boeing 737 MAX aircraft, the confirmation of the purchase of the Boeing 787 aircraft (which previously had been subject to certain reconfirmation rights) and certain financing commitments. American also entered into an amendment to its agreement with Airbus S.A.S. in January 2013. The Bankruptcy Court approved assumption of these agreements, as amended, in January 2013. See Note 17 to the consolidated financial statements for further information regarding these agreements, including the changes to the Company’s aircraft acquisition commitments, payments and options.

In 2010, American and Japan Airlines (JAL) entered into a Joint Business Agreement (JBA) under which, amongst other things, American provided JAL a guarantee of certain minimum incremental revenue resulting from the successful operation of the joint business for the first three years following its implementation, subject to certain terms and conditions. The amount required to be paid by the Company under the guarantee in any one of such years may not exceed $100 million, and is reduced if capacity for one of such years is less than a defined base year period capacity. Based on current Trans-Pacific capacity, the guarantee in any one of such years may not exceed approximately $75 million. As of December 31, 2012, based on an expected probability model, American had recorded a guarantee liability that is not material.

The Company has contracts related to facility construction or improvement projects, primarily at airport locations. The contractual obligations related to these projects totaled approximately $79 million as of December 31, 2012. The Company expects to make payments on these obligations of $52 million, $10 million, and $17 million, in 2013, 2014, and 2015, respectively. In addition, the Company has an information technology support related contract that requires minimum annual payments of $80 million in 2013 and declining to $70 million in 2014 through 2019.

Capacity Purchase Agreements with Third Party Regional Airlines

On September 11, 2012, American entered into capacity purchase agreements with SkyWest Airlines, Inc. (SkyWest) and with ExpressJet Airlines, Inc. (ExpressJet), both wholly owned subsidiaries of SkyWest, Inc., to provide 50-seat regional jet feed. Both airlines will operate the services under the American Eagle brand. SkyWest began service from Los Angeles International Airport on November 15, 2012, and ExpressJet is scheduled to begin service from Dallas-Ft. Worth International Airport on February 14, 2013. In addition, Chautauqua continued to operate under the brand AmericanConnection® during 2012 under a capacity purchase agreement with American, which capacity purchase agreement was extended on November 1, 2012 to provide that Chautauqua will continue to operate in the American network into 2014.

As of December 31, 2012, American’s capacity purchase agreements with third party regional airlines had expiration dates ranging from 2014 to 2017, with rights of American to extend the respective terms of each agreement. See Item 2, “Properties” for information on the aircraft contractually obligated to American under such capacity purchase agreements with third party regional airlines.

Under these agreements, the third party regional airlines operate certain of their aircraft using American’s flight designator codes, and American controls the scheduling, pricing, reservations, ticketing and seat inventories of those aircraft and retains all revenues associated with revenue flights by those aircraft. American pays the third party regional airlines an amount, as defined in the applicable agreement, based on the airlines’ costs of operating those flights and other factors intended to approximate market rates for those services.

As of December 31, 2012, American’s minimum fixed obligations under its capacity purchase agreements with third party regional airlines were approximately $249 million in 2013, $188 million in 2014, $179 million in 2015, $170 million in 2016, $11 million in 2017 and $0 million in 2018 and beyond. These obligations contemplate minimum levels of flying by the third party airlines under the respective agreements and also reflect assumptions regarding certain costs associated with the minimum levels of flying such as the cost of fuel, insurance, catering, property tax and landing fees. Accordingly, actual payments under these agreements could differ materially from the minimum fixed obligations set forth above.

If American terminates the Chautauqua contract without cause, Chautauqua has the right to put its 15 Embraer aircraft to American. If this were to happen, American would take possession of the aircraft and become liable for lease obligations totaling approximately $20 million per year with lease expirations in 2018 and 2019.

See Note 17 for additional information on the Company’s capacity purchase agreements.

Other

The Company is a party to many routine contracts in which it provides general indemnities in the normal course of business to third parties for various risks. The Company is not able to estimate the potential amount of any liability resulting from the indemnities. These indemnities are discussed in the following paragraphs.

In its aircraft financing agreements, the Company generally indemnifies the financing parties, trustees acting on their behalf and other relevant parties against liabilities (including certain taxes) resulting from the financing, manufacture, design, ownership, operation and maintenance of the aircraft regardless of whether these liabilities (or taxes) relate to the negligence of the indemnified parties.

The Company’s loan agreements and other London Interbank Offered Rate (LIBOR)-based financing transactions (including certain leveraged aircraft leases) generally obligate the Company to reimburse the applicable lender for incremental costs due to a change in law that imposes (i) any reserve or special deposit requirement against assets of, deposits with or credit extended by such lender related to the loan, (ii) any tax, duty or other charge with respect to the loan (except standard income tax) or (iii) capital adequacy requirements. In addition, the Company’s loan agreements, derivative contracts and other financing arrangements typically contain a withholding tax provision that requires the Company to pay additional amounts to the applicable lender or other financing party, generally if withholding taxes are imposed on such lender or other financing party as a result of a change in the applicable tax law.

These increased cost and withholding tax provisions continue for the entire term of the applicable transaction, and there is no limitation on the maximum additional amounts the Company could be obligated to pay under such provisions. Any failure to pay amounts due under such provisions generally would trigger an event of default and, in a secured financing transaction, would entitle the lender to foreclose on the collateral to realize the amount due.

In certain transactions, including certain aircraft financing leases and loans and derivative transactions, the lessors, lenders and/or other parties have rights to terminate the transaction based on changes in foreign tax law, illegality or certain other events or circumstances. In such a case, the Company may be required to make a lump sum payment to terminate the relevant transaction.

The Company has general indemnity clauses in many of its airport and other real estate leases where the Company as lessee indemnifies the lessor (and related parties) against liabilities related to the Company’s use of the leased property. Generally, these indemnifications cover liabilities resulting from the negligence of the indemnified parties, but not liabilities resulting from the gross negligence or willful misconduct of the indemnified parties. In addition, the Company provides environmental indemnities in many of these leases for contamination related to the Company’s use of the leased property.

Under certain contracts with third parties, the Company indemnifies the third party against legal liability arising out of an action by the third party, or certain other parties. The terms of these contracts vary and the potential exposure under these indemnities cannot be determined. The Company has liability insurance protecting the Company for some of the obligations it has undertaken under these indemnities.

AMR and American have event risk covenants in approximately $497 million of indebtedness and operating leases as of December 31, 2012. These covenants permit the holders of such obligations to receive a higher rate of return (between 100 and 600 basis points above the stated rate) if a designated event, as defined, should occur and the credit ratings of such obligations are downgraded below certain levels within a certain period of time. No designated event, as defined, had occurred as of December 31, 2012.

The Company is involved in certain claims and litigation related to its operations. The Company is also subject to regulatory assessments in the ordinary course of business. AMR establishes reserves for litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. In the opinion of management, liabilities, if any, arising from these regulatory matters, claims and litigation will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows, after consideration of available insurance.

In the fourth quarter of 2012, the Company entered into a settlement agreement resolving a commercial dispute. The settlement agreement includes two elements which were valued at relative fair value and will be recognized when earned. The Company determined that the settlement includes a litigation gain of $280 million, which was valued using future cash flows and recognized in the fourth quarter of 2012. The settlement also includes an incentive which is contingent upon signing a future contract and will be recognized over the term of the future contract, when and if signed.

As a result of the filing of the Chapter 11 Cases, attempts to prosecute, collect, secure or enforce remedies with respect to prepetition claims against the Debtors are subject to the automatic stay provisions of section 362(a) of the Bankruptcy Code, except in such cases where the Bankruptcy Court has entered an order modifying or lifting the automatic stay. Notwithstanding the general application of the automatic stay described above, governmental authorities, both domestic and foreign, may determine to continue actions brought under their regulatory powers. Therefore, the automatic stay may have no effect on certain matters, and the Debtors cannot predict the impact, if any, that its Chapter 11 Cases might have on its commitments and obligations.